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                                                                    EXHIBIT 23.6




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Form S-3 registration statement of our report dated March 24, 2000 on the financial statements of Red Cedar Gathering Company included in the Current Report on Form 8-K/A of Kinder Morgan Energy Partners, L.P. dated March 28, 2000 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP


Denver, Colorado,
  April 4, 2001.